UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2012 (April 10, 2012)

NORTHEAST UTILITIES

(Exact name of registrant as specified in its charter)

Massachusetts	001-5324	04-2147929
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Federal Street, Building 111-4 Springfield, Massachusetts		01105
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (860) 665-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2	Financial Information

Item 2.01	Completion of Acquisition or Disposition of Assets.

On April 10, 2012, Northeast Utilities completed its previously announced merger with NSTAR. Pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of October 16, 2010, as amended as of November 1, 2010 and December 16, 2010, by and among Northeast Utilities, NSTAR, NU Holding Energy 1 LLC, a wholly owned subsidiary of Northeast Utilities, and NU Holding Energy 2 LLC, a wholly owned subsidiary of Northeast Utilities, (as amended, the “Merger Agreement”), NU Holding Energy 1 LLC was merged with and into NSTAR, after which NSTAR was merged with and into NU Holding Energy 2 LLC with NU Holding Energy 2 LLC remaining a wholly owned subsidiary of Northeast Utilities (the “Merger”). In connection with the Merger, the name of NU Holding Energy 2 LLC has been changed to NSTAR LLC.

Pursuant to the Merger Agreement, Northeast Utilities issued to NSTAR shareholders 1.312 of its common shares for each issued and outstanding NSTAR common share. Upon completion of the Merger, all NSTAR common shares, which traded on the New York Stock Exchange under the symbol “NST,” have ceased trading on, and are being delisted from, the New York Stock Exchange.

Additional information regarding NSTAR and its business can be found in NSTAR’s 2011 Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “Commission”) on February 6, 2012, and Amendment No. 1 on Form 10-K/A filed on April 10, 2012.

Section 5	Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Certain Trustees

Pursuant to the Merger Agreement, effective upon completion of the Merger, the Northeast Utilities’ board of trustees consists of fourteen trustees, comprised of seven designees of Northeast Utilities and seven designees of NSTAR. In accordance with the Merger Agreement, the Northeast Utilities board of trustees elected the following NSTAR designees to the Northeast Utilities board of trustees, effective upon completion of the Merger: Mr. James S. DiStasio, Mr. Francis A. Doyle, Mr. Charles K. Gifford, Mr. Paul A. La Camera, Mr. Thomas J. May, Mr. William C. Van Faasen and Ms. Frederica M. Williams. The board of trustees determined that, based on all facts and circumstances and in the exercise of the board’s business judgment, each of the NSTAR designees, except for Mr. May, who was elected President and Chief Executive Officer of Northeast Utilities effective upon completion of the Merger, is independent in accordance with the provisions of the New York Stock Exchange’s Corporate Governance Rules and Northeast Utilities’ Corporate Governance Guidelines. Each of these new trustees will hold office until the next annual meeting of shareholders in 2012 and until the succeeding board of trustees has been elected, and until at least a majority of the succeeding board is qualified to act, or until his or her earlier resignation.

In addition, in accordance with the Merger Agreement, Mr. Richard H. Booth, Mr. John S. Clarkeson, Ms. Cotton M. Cleveland, Mr. Sanford Cloud, Jr., Mr. Kenneth R. Leibler, Mr. Charles W. Shivery and Mr. Dennis R. Wraase were designated by the Northeast Utilities board of trustees to continue to serve on the board. Biographical information about the continuing trustees can be found in Item 10, Directors, Executive Officers and Corporate Governance, of the Northeast Utilities Annual Report on Form 10-K for the year ended 2011, filed with the Commission on February 24, 2012. Effective upon completion of the Merger, Mr. John G. Graham, Dr. Elizabeth T. Kennan, Mr. Robert E. Patricelli and Mr. John F. Swope each retired as a trustee of Northeast Utilities and from all committees of the board on which each of them served.

Set forth below is a brief biography of each of the new trustees elected to board of trustees effective upon completion of the Merger:

James S. DiStasio, age 64, served as a trustee of NSTAR from 2009 until the completion of the Merger. Previously, he served as Senior Vice Chairman and Americas Chief Operating Officer, Ernst & Young, a registered public accounting firm, from 2003 until his retirement in 2007. He has served as a director of EMC Corporation since 2010.

Francis A. Doyle, age 63, has served as President and Chief Executive Officer of Connell Limited Partnership since 2001. From 1972 to 2001, he was a partner at PricewaterhouseCoopers LLP, where he was Global Technology and E-Business Leader and a member of the firm’s Global Leadership Team. He has served as a director of Tempur-Pedic International, Inc. since 2003, and of Liberty Mutual Holding Company, Inc. since 2003. He is a trustee of the Joslin Diabetes Center and Boston College.

Charles K. Gifford, age 69, served as a trustee of NSTAR from 1999 until the completion of the Merger. He has served as the Chairman Emeritus since 2005 and a director since 2004 of Bank of America Corporation, a bank holding company. Mr. Gifford retired as Chairman of Bank of America Corporation in 2005. He has served as a director of CBS Corporation since 2006.

Paul A. La Camera, age 69, served as a trustee of NSTAR from 1999 until the completion of the Merger. Since 2011, he has served as the Administrator of Public Radio for WBUR, the National Public Radio news station in Boston. Mr. La Camera served as General Manager of WBUR from 2005 until his retirement in 2010. Prior to that, Mr. La Camera served as the President and General Manager of WCVB-TV Channel 5 Boston from 1993 to 2005.

Thomas J. May, age 65, served as Chairman, President and Chief Executive Officer and a trustee of NSTAR until the completion of the Merger. He served as Chairman, Chief Executive Officer and a trustee since the creation of NSTAR in 1999, and was elected President in 2002. Mr. May has served as a director of Bank of America Corporation since 2004 and a director of Liberty Mutual Holding Company, Inc. since 2002.

William C. Van Faasen, age 63, served as a trustee of NSTAR from 2002 until the completion of the Merger. Mr. Van Faasen is currently Chairman of Blue Cross Blue Shield of Massachusetts Inc. (“BCBSMA”), a health care services provider. He also served as Chairman of BCBSMA from 2005 until his retirement in 2007, and as interim Chief Executive Officer in 2010. He has served as a director of IMS Health, Inc. since 1996, and a director of Liberty Mutual Holding Company, Inc. since 2002. He also served as a director of PolyMedica Corporation from 2005 to 2008.

Frederica M. Williams, age 53, was elected as a trustee of NSTAR in March 2012 and served as a trustee until the completion of the Merger. Ms. Williams has served as the President and Chief Executive Officer of Whittier Street Health Center in Boston since 2002. She is a member of the Board of Trustees of Dana Farber Cancer Institute, the Massachusetts League of Community Health Centers and Boston Health Net. She also serves on the advisory boards of Global Health/International Women’s Health Initiative, African Health Foundation and the African Community Health Initiative.

Each new trustee will be compensated for his or her service on the Northeast Utilities board of trustees in the same manner as the other Northeast Utilities’ trustees.

The table below shows the trustees serving on each committee of the board of trustees, including the trustees elected effective upon completion of the Merger:

Trustee	Audit	Compensation	Corporate Governance	Executive	Finance

R. H. Booth	C			M	M
J. S. Clarkeson	M	M
C. M. Cleveland			M		M
S. Cloud, Jr. *		M	C	M
J. S. DiStasio		M		M	C
F. A. Doyle			M		M
C. K. Gifford		C	M	M
P. A. La Camera	M		M
K. R. Leibler	M				M
T. J. May				M
C. W. Shivery				C
W. C. Van Faasen	M	M
F. M. Williams	M				M
D. R. Wraase		M	M

C:	Committee Chair
M:	Committee Member
*	Lead Trustee

Certain Officers

Pursuant to the Merger Agreement, effective upon completion of the Merger, Mr. May became President and Chief Executive Officer of Northeast Utilities. Previously, Mr. May served as Chairman, President and Chief Executive Officer of NSTAR.

Effective upon completion of the Merger, Mr. Shivery resigned as President and Chief Executive Officer of Northeast Utilities and will continue to serve as non-executive Chairman of Northeast Utilities for a period of up to 18 months from the completion of the Merger. Pursuant to the Merger Agreement, Mr. May will become Chairman of Northeast Utilities upon Mr. Shivery’s resignation as Chairman, which will occur no more than 18 months after the completion of the Merger.

In addition, pursuant to the Merger Agreement, effective upon completion of the Merger, Ms. Christine M. Carmody became Senior Vice President of Human Resources of Northeast Utilities; Mr. James J. Judge became Executive Vice President and Chief Financial Officer of Northeast Utilities; Mr. David R. McHale became Executive Vice President and Chief Administrative Officer of Northeast Utilities; and Mr. Joseph R. Nolan, Jr. became Senior Vice President of Corporate Relations of Northeast Utilities. Mr. Gregory B. Butler, who will continue as Senior Vice President and General Counsel of Northeast Utilities, also became Secretary of Northeast Utilities effective upon the completion of the Merger. Mr. Leon J. Olivier will continue as Executive Vice President and Chief Operating Officer of Northeast Utilities. Their biographical information is as follows:

Gregory B. Butler, age 54. Mr. Butler became Senior Vice President, General Counsel and Secretary effective upon completion of the Merger. Mr. Butler had been Senior Vice President and General Counsel of Northeast Utilities from December 2005 until the completion of the Merger. Previously, Mr. Butler served as Senior Vice President, Secretary and General Counsel of Northeast Utilities from August 2003 to December 2005 and Vice President, Secretary and General Counsel of Northeast Utilities from May 2001 through August 2003.

Christine M. Carmody, age 49. Ms. Carmody became Senior Vice President of Human Resources effective upon completion of the Merger. Previously, Ms. Carmody served as Senior Vice President – Human Resources of NSTAR from August 2008 to April 2012, and as Vice President – Organizational Effectiveness of NSTAR from July 2006 to August 2008.

James J. Judge, age 56. Mr. Judge became Executive Vice President and Chief Financial Officer effective upon completion of the Merger. Previously, Mr. Judge served as Senior Vice President and Chief Financial Officer of NSTAR.

David R. McHale, age 51. Mr. McHale became Executive Vice President and Chief Administrative Officer effective upon completion of the Merger. Previously, Mr. McHale served as Executive Vice President and Chief Financial Officer of Northeast Utilities, effective January 2009; Senior Vice President and Chief Financial Officer of Northeast Utilities from January 2005 to December 2008 and Vice President and Treasurer of Northeast Utilities from July 1998 to December 2004.

Joseph R. Nolan, Jr., age 49. Mr. Nolan became Senior Vice President of Corporate Relations effective upon completion of the Merger. Previously, Mr. Nolan served as Senior Vice President – Customer & Corporate Relations of NSTAR.

Leon J. Olivier, age 63. Mr. Olivier has been Executive Vice President and Chief Operating Officer of Northeast Utilities since May 2008. Prior to 2008, Mr. Olivier served as Executive Vice President – Operations of Northeast Utilities from February 2007 to May 2008; Executive Vice President of Northeast Utilities from December 2005 to February 2007 and President – Transmission Group of Northeast Utilities from January 2005 to December 2005.

Each officer will serve until the meeting of the board of trustees immediately following 2012 annual meeting of shareholders and until his or her successors are elected and qualified, or until his or her earlier resignation or removal.

Section 8	Other Events

Item 8.01	Other Events.

Announcement of Completion of Merger

On April 10, 2012, Northeast Utilities issued a news release announcing that Northeast Utilities and NSTAR had completed the Merger. The news release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Northeast Utilities intends to file the financials statements of NSTAR required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report is required to be filed.

(b) Pro Forma Financial Information.

Northeast Utilities intends to file the pro forma financial information required by Item 9.01(b) as an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report is required to be filed.

(d) Exhibits.

Exhibit Number	Description of Exhibit

2.1*	Agreement and Plan of Merger, By and Among Northeast Utilities, NU Holding Energy 1 LLC, NU Holding Energy 2 LLC and NSTAR, dated as of October 16, 2010 (Exhibit 2.1 Current Report on Form 8-K filed October 18, 2010, File No. 001-05324)

2.2	Amendment 1 to Agreement and Plan of Merger, By and Among Northeast Utilities, NU Holding Energy 1 LLC, NU Holding Energy 2 LLC and NSTAR, dated as of November 1, 2010 (Exhibit 2.1.1, 2010 NU Annual Report on Form 10-K filed February 25, 2011, File No. 001-05324)

2.3	Amendment 2 to Agreement and Plan of Merger, By and Among Northeast Utilities, NU Holding Energy 1 LLC, NU Holding Energy 2 LLC and NSTAR, dated as of December 16, 2010 (Exhibit 2.1.2, 2010 NU Annual Report on Form 10-K filed February 25, 2011, File No. 001-05324)

99.1	News Release of Northeast Utilities, issued April 10, 2012

*	This filing excludes schedules pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish the omitted schedules to the Securities and Exchange Commission upon request by the Commission.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHEAST UTILITIES
(Registrant)

April 10, 2012	By:	/S/ DAVID R. MCHALE
David R. McHale
Executive Vice President and
Chief Administrative Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

2.1*	Agreement and Plan of Merger, By and Among Northeast Utilities, NU Holding Energy 1 LLC, NU Holding Energy 2 LLC and NSTAR, dated as of October 16, 2010 (Exhibit 2.1 Current Report on Form 8-K filed October 18, 2010, File No. 001-05324)

2.2	Amendment 1 to Agreement and Plan of Merger, By and Among Northeast Utilities, NU Holding Energy 1 LLC, NU Holding Energy 2 LLC and NSTAR, dated as of November 1, 2010 (Exhibit 2.1.1, 2010 NU Annual Report on Form 10-K filed February 25, 2011, File No. 001-05324)

2.3	Amendment 2 to Agreement and Plan of Merger, By and Among Northeast Utilities, NU Holding Energy 1 LLC, NU Holding Energy 2 LLC and NSTAR, dated as of December 16, 2010 (Exhibit 2.1.2, 2010 NU Annual Report on Form 10-K filed February 25, 2011, File No. 001-05324)

99.1	News Release of Northeast Utilities, issued April 10, 2012

*	This filing excludes schedules pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish the omitted schedules to the Securities and Exchange Commission upon request by the Commission.